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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                DECEMBER 23, 2008

                           NASCENT WINE COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                    333-120949               82-0576512
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

                     2355-B Paseo De Las Americas
                         San Diego, California                 92154
               ---------------------------------------       --------
               (Address of Principal Executive Offices)      Zip Code

                                 (619) 661-0458
                  ---------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 23, 2008, Peter V. White, our Chief Financial Officer and Treasurer and a member of our Board of Directors, gave notice of his resignation from the Board of Directors effective December 26, 2008. At his request, Mr. White was also placed on an indefinite leave of absence as Chief Financial Officer effective December 26, 2008.

         On December 23, 2008, Thomas J. Soucy, a member of the Board of Directors, gave notice of his resignation from the Board of Directors effective immediately.

         Neither Mr. White nor Mr. Soucy advised us of any disagreement on any matter relating to our company's operations, policies or practices.

         Sandro Piancone and Brian A. Zamudio will continue to serve on the Board of Directors.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 30, 2008                     NASCENT WINE COMPANY, INC.


                                               By: /s/ Sandro Piancone
                                                  ----------------------------
                                                       Sandro Piancone
                                                       Chief Executive Officer